Exhibit 99.2

Regency Centers COVID-19 Business Update June 1, 2020 Mellody Farm

Commitment To Our Stakeholders Throughout the COVID-19 pandemic, Regency’s first priority has continued to be the safety and well-being of all of our stakeholders. We remain dedicated to providing them with the necessary resources and support needed during this time. 450+ TEAM MEMBERS 8,000+ TENANTS 400+ COMMUNITIES Successfully transitioned all employees to working remotely Property & asset management teams responding to all tenant and onsite property requests while adhering to social distancing guidelines Matching all employee donations to local charities Established internal employee COVID-19 task force Made contact with all 8,000+ tenants Created a Tenant Resource Website Installed onsite signage at properties alerting customers of open businesses Creating dedicated “Pick-Up and Go Zones” at select properties for our merchants Developed “Welcome Back” packages for our properties for a safe and comfortable shopping experience as states reopen Ensuring all of our properties are safe and operational in order for tenants to remain open and provide the essential goods and services to the communities they serve Programs set up for individuals to purchase meals from our tenants that are then donated to local front line workers Partnering with cities and local charities to provide food distribution sites in our property parking lots Providing lunches at local neighborhood schools 2

Welcoming Back Our Tenants & Communities As states have begun lifting restrictions on retail businesses over the last month, Regency has been preparing our centers and working with our tenants to ensure they are able to reopen as safely and successfully as possible. We will continue to make the necessary modifications and adjustments as needed in the future to help our tenants and the customers in their communities feel safe, comfortable and welcome at our centers. Heightened Focus on Safety & Cleanliness Placing additional hand sanitizer stations in strategic high-traffic locations, monitoring and refilling frequently Disinfecting all high-touch areas in accordance with federal, state, local, and CDC guidelines Increased pressure washing and deep cleaning of sidewalks and common areas Many common areas remain closed until safe to reopen Prescreening all vendors for symptoms prior to working at any property, per CDC guidelines Enhanced Signage & Wayfinding Creating “Pick-Up & Go Zones” at select properties – striped parking stalls with easily-identifiable signage for customer curbside pick-up Adding social distancing guidelines, reminder signage, and decals to sidewalks, tenant storefronts and common areas Adding temporary striping & arrows on sidewalks to create “lanes” for customers 3

Regency’s Unequaled Strategic Advantages Development/Redevelopment Opportunities Pipeline of flexible developments and redevelopments Positioned to create value over the long-term Local Market Teams 22 offices throughout the country working with tenants and vendors at all 416 properties Unparalleled team of experienced professionals Balance Sheet and Liquidity Strength Low leverage with sector leading free cash flow Debt to EBITDAre of 5.3x ~$1.8B of Total Liquidity High Quality Real Estate Portfolio 80% Grocery-Anchored Necessity, service, convenience, and value retailers serving essential needs of our communities 4

Portfolio Composition

Pro-Rata Annual Base Rent (ABR) Exposure by Category

Portfolio Composition (i)

% of Pro-Rata ABR



38%
Other - Retail & Services
43%
Essential - Retail & Services
19%
Essential - Restaurants

Exposure by Category

% of Pro-Rata ABR



ESSENTIAL - RETAIL & SERVICES
ESSENTIAL - RESTAURANTS
OTHER - RETAIL & SERVICES
Grocery/Drugstore 22%
Soft Goods 14%
Restaurant - Fast Food/ Limited Service 12%
Personal Services 8%
Restaurant - Casual/Fine Dining 7%
Off-Price 5%
Banks 5%
Business Services 4%
Fitness 4%
Office/Communications 3%
Other Medical 3%
Other Essential Retail 3%
Pet 3%
Other Retail 2%
Essential Medical 2%
Home Improvement/Auto 2%
Entertainment 1%
0%
5%
10%
15%
20%
25%

(i) Essential retailers defined as those that supply or provide consumers and essential businesses with any basic necessary goods and services; the definition varies across municipalities. While some restaurants are deemed to be essential retail, we have excluded them from the category

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Operational Update Tenant Operating Status as of April 30, 2020 Status of Tenant Operations % of Pro-Rata ABR Closed 41% Open 59% Grocery/Drugstore 11% 2% 1% Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Essential Medical Soft Goods Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness 100% 96% 92% 90% 82% 81% 76% 72% 71% 57% 23% 43% 19% 16% Tenants Open by Category % of Pro-Rata ABR ESSENTIAL - RETAIL & SERVICES (92% OPEN) ESSENTIAL - RESTAURANTS (77% OPEN) OTHER - RETAIL & SERVICES (13% OPEN) 6

Operational Update Tenant Operating Status as of May 31, 2020 Status of Tenant Operations % of Pro-Rata ABR Grocery/Drugstore 32% 26% 26% Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Essential Medical Soft Goods Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness 100% 98% 95% 93% 90% 89% 87% 87% 82% 73% 51% 70% 49% 49% Tenants Open by Category % of Pro-Rata ABR ESSENTIAL - RETAIL & SERVICES (95% OPEN) ESSENTIAL - RESTAURANTS (86% OPEN) OTHER - RETAIL & SERVICES (45% OPEN) 25% Closed Open 75% 7

Operational Update April Rent Collections as of May 31, 2020 April Base Rent Collected % of Pro-Rata ABR Grocery/Drugstore Other Essential Retail Entertainment Home Improvement/Auto Other Medical Essential Medical Soft Goods Pet Business Services Restaurant - Casual/Fine Dining Personal Services Restaurant - Fast Food/ Limited Service Banks Other Retail Office/Communications Off-Price Fitness 99% 99% 95% 94% 92% 91% 86% 81% 67% 65% 59% 58% 48% 45% 30% 14% 13% April Base Rent Collections by Category % of Pro-Rata ABR ESSENTIAL - RETAIL & SERVICES (95% COLLECTED) ESSENTIAL - RESTAURANTS (54% COLLECTED) OTHER - RETAIL & SERVICES (44% COLLECTED) 32% Outstanding 68% Collected 8

Operational Update May Rent Collections as of May 31, 2020 May Base Rent Collected % of Pro-Rata ABR 42% Outstanding 58% Collected Grocery/Drugstore Other Essential Retail Entertainment Home Improvement/Auto Other Medical Essential Medical Soft Goods Pet Business Services Restaurant - Casual/Fine Dining Personal Services Restaurant - Fast Food/ Limited Service Banks Other Retail Office/Communications Off-Price Fitness Other Essential Retail Entertainment Other Medical Essential Medical Soft Goods Pet Business Services Personal Services Limited Service Banks Other Retail Fitness 100% 99% 91% 84% 83% 78% 73% 55% 54% 48% 48% 36% 35% 31% 20% 15% 10% May Base Rent Collections by Category % of Pro-Rata ABR ESSENTIAL - RETAIL & SERVICES (92% COLLECTED) ESSENTIAL - RESTAURANTS (42% COLLECTED) OTHER - RETAIL & SERVICES (28% COLLECTED) 9

Operational Update April & May Base Rent Collections as of May 31, 2020 Total Portfolio Composition % of Pro-Rata ABR April and May Base Rent Collections % of Pro-Rata ABR National, Regional, & Local Portfolio Composition(i) Anchor & Shop Portfolio Composition(ii) 23% Local Tenants 77% National & Regional Tenants 56% Shop Tenants 44% Anchor Tenants (i) Local Tenants: <3 locations; National/Regional Tenants: ≥ 3 locations (ii) Shop Tenants: <10K square feet; Anchor Tenants: ≥ 10K square feet 0% 10% 20% 30% 40% 50% 60% 70% 80% April May 0% 10% 20% 30% 40% 50% 60% 70% April May 70% 60% 61% 62% 67% 47% 51% NATIONAL & REGIONAL TENANTS LOCAL TENANTS ANCHOR TENANTS SHOP TENANTS 77% 10

Investments Update Managed Commitments Regency continues to evaluate the impacts to project scope, investment, tenancy, timing, and return on investment on all in process and pipeline projects to determine the most appropriate future direction. Status as of: 12/31/2019 3/31/2020 Regency’s Estimated Net Project Costs $350M $190M % of Project Costs Incurred 36% 58% Remaining Project Costs $225M $80M Deferred Investment $145M In-Process Developments & Redevelopments n Regency has the option to defer investment on a select number of projects that can be paused without any material impacts to long term value creation. Regency will continue to invest to meet its lease obligations, municipal requirements, and life safety matters on its in process projects. Regency is reviewing its extensive pipeline of value-add redevelopments and has flexibility to defer future capital commitment. 11

Investments Update

Project Status

IN PROCESS	**IN CONSTRUCTION**	
	The Village at Hunters Lake	Ground up development in Tampa anchored by Sprouts; construction proceeding as planned and nearly complete
	Carytown Phase I	Ground up Development in Richmond anchored by Publix; construction will be phased as 2 projects; Phase I construction will include Publix & Shop Bldg E
	West Bird Plaza	Redevelopment in Miami to construct new Publix; construction proceeding as planned
	Point 50	Redevelopment in metro DC to construct new grocery anchored center; construction proceeding as planned and nearly complete
	Pablo Plaza	Redevelopment in Jacksonville to construct new Whole Foods; construction proceeding as planned and nearly complete
	Bloomingdale Square	Redevelopment in Tampa to relocate Publix and add LA Fitness; construction proceeding as planned and nearly complete
	The Abbot Ph I	Redevelopment of historic Harvard Square buildings; construction was halted in late March and will restart once the government mandate is lifted; construction will be phased as 2 projects; Phase I includes the completion of 1 ground-up building
	Market Common Office Ph I	Redevelopment of a vacant office bldg. in Metro DC; construction will be phased as 2 projects; Phase I construction plan includes completing the shell building as well as the delivery to Equinox
	UNDER REVIEW	
	Culver Public Market	City retail ground up development in LA; vertical construction had not commenced; management evaluating future direction
	Carytown Ph II	Phase II of this Richmond ground up development anchored by Publix will consist of the 3 additional shop buildings
	Serramonte	Redevelopment at Class A mall in San Francisco on hold due to shelter-in-place restrictions & for mgmt. to further evaluate; project entails addition of new theater, relocation of Crunch Fitness, construction of a new hotel, an interior mall renovation and redevelopment of the former JCPenney
	The Abbot Ph II	Phase 2 of this redevelopment in Harvard Square includes the interior building completion and tenant buildouts
	Market Common Office Ph II	Phase 2 of this redevelopment of a vacant office building in Metro DC; includes the interior building completion and tenant buildouts

PIPELINE	**UNDER REVIEW**	
	Gateway Plaza at Aventura	Redevelopment of former Babies R Us space in Miami, lease negotiations continue with specialty grocer as scope of project is reviewed
	Westbard Square	Redevelopment of Giant anchored center in metro DC into mixed use center, entitlements proceeding, scope and economics under review
	Hancock Center	Redevelopment of former Sears in Austin into office space and potential grocer expansion
	Costa Verde Center	Large scale redevelopment in San Diego into mixed use with retail, office & hotel, entitlements advancing, economics and timing under review
	Town and Country Center	Redevelopment of former Kmart in LA with retail below multifamily, entitlements advancing, economics and timing under review

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Balance Sheet Strength Low Leverage Provides Flexibility Regency has taken additional steps to further strengthen its balance sheet and to provide financial flexibility amid the evolving effects of the COVID-19 pandemic. Regency settled its forward equity sales under its ATM program of approximately $125 million in March 2020 at ~$68 per share and issued $600 million of 10-year 3.70% notes in May 2020. Total Pro-Rata Share Leverage Ratios 3/31/20 Net debt-to-Operating EBITDAre 5.3x Fixed charge coverage 4.3x Interest coverage 4.7x Unsecured Public Debt Covenants Required 3/31/20 Fair Market Value Calculation Method Covenants(1)(2) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 31% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 5.1x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 327% (1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission. (2) Current period debt covenants are finalized and submitted after the Company's most recent Form 10-Q or Form 10-K filing. 13

Balance Sheet Strength A Well-Laddered Maturity Schedule $50 2020 $174 2021 $674 2022 $137 2023 $374 2024 $334 2025 $320 2026 $573 2027 $337 2028 $449 2029 $676 2030 $32 2031 - 2046 $425 2047 $300 2049 IN MILLIONS Wtd average years to maturity: 9+ years Wtd average interest rate: 3.7% UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT - BONDS UNSECURED DEBT - TERM Debt Maturity Profile (As of May 31, 2020) 14

Ample Liquidity Available Sources and Near-Term Commitments (i) Net Liquidity Through 2021 $1.5B $1.8B Total Liquidity $525M Cash On Hand $1.25B Undrawn Revolver 2020/2021 Secured Maturities Dev Redev Commitments IN MILLIONS $50M $175M $80M Sources Uses (i) As of May 31, 2020 15

Safe Harbor and Non-GAAP Disclosures Forward-Looking Statements Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation: Risks Related to the COVID-19 Pandemic Pandemics or other health crises may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition. Risk Factors Related to the Retail Industry Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy. Risk Factors Related to Real Estate Investments and Operations We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues. Risk Factors Related to Our Partnership and Joint Ventures We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders. Risk Factors Related to Funding Strategies and Capital Structure Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined. Risk Factors Related to our Company and the Market Price for Our Securities Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks. Risk Factors Related to Laws and Regulations If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control. Non-GAAP disclosure We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. 16